Kansas City Life Insurance Company

Kansas City Life Variable Annuity Separate Account

Kansas City Life Variable Life Separate Account

Supplement Dated November 3, 2006 to the

Prospectus Dated May 1, 2006 of the

Century II Variable Annuity Contract

Affinity Variable Annuity Contract

Freedom Variable Annuity Contract

Century II Variable Universal Life Insurance Contract

Century II Survivorship Variable Universal Life Insurance Contract

Alliance Variable Universal Life Insurance Company

Heritage Survivorship Variable Universal Life Insurance Contract

Kansas City Life Insurance Company (“Kansas City Life," “we” or “us”) has been informed that the Board of Trustees of the AIM Variable Insurance Fund ("AVIF") unanimously approved, on August 1, 2006, a Plan of Reorganization ("Plan") pursuant to which AIM V.I. Demographic Trends Fund ("V.I. Demographic Trends Fund"), a series of AVIF, would transfer all of its assets to AIM V.I. Capital Appreciation Fund ("V.I. Capital Appreciation Fund"), also a series of AVIF.

V.I. Demographic Trends Fund shareholders approved the plan on October 31, 2006. Accordingly, as of November 6, 2006, subaccounts investing in the V.I. Demographic Trends Fund will receive a corresponding class of shares of V.I. Capital Appreciation Fund in exchange for their shares of V.I. Demographic Trends Fund, and V.I. Demographic Trends Fund will cease operations.

The following information has been added to the information appearing under the heading "Annual Portfolio Operating Expenses" in your prospectus:

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund (Series I Shares)(formerly known as AIM V.I. Demographic Trends Fund (Series I Shares))	0.61%	NA	0.29%	0.90%	NA	NA

The following information has been added to the information appearing under the heading "The Funds" in your prospectus. Contract owners and prospective purchasers should carefully read the portfolio’s prospectus.

The investment objective of the AIM V.I. Capital Appreciation Fund is growth of capital. The Fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE MAY 1, 2006 PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.